UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 3, 2013

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2013, TETRA Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2013. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 2.02 and in Exhibit 99.1 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

The Company provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles, or “GAAP.” To help understand the Company’s past financial performance and future results, the Company has supplemented the financial results that it provides in accordance with GAAP included in the press release with disclosures concerning revenues excluding the Company’s Maritech segment, gross profit excluding the Company’s Maritech segment, income before taxes excluding the Company’s Maritech segment, diluted per share information excluding the Company’s Maritech segment, and net debt, each of which is a non-GAAP financial measure. The methods the Company uses to produce these non-GAAP financial measures may differ from the methods used by other companies. Revenues excluding the Company’s Maritech segment, gross profit excluding the Company’s Maritech segment, income before taxes excluding the Company’s Maritech segment, diluted per share information excluding the Company’s Maritech segment, and net debt are not measures of financial performance under GAAP and the Company’s reference to these non-GAAP financial measures should be considered in addition to results that are prepared under GAAP and should not be considered substitutes for the financial results that are presented as consistent with GAAP. The Company’s management uses this supplemental non-GAAP financial information internally to understand, manage and evaluate the company’s business, to make operating decisions and for planning and forecasting purposes. Reconciliation to the nearest GAAP financial measure of each non-GAAP financial measure is included in the press release attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 3, 2013, at the Company’s Annual Meeting of Stockholders, the stockholders approved the amendment and restatement of the Company’s 2011 Long Term Incentive Compensation Plan. A copy of the Amended and Restated 2011 Long Term Incentive Compensation Plan (the “Amended and Restated Plan”) is attached as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

The principal changes made in the Amended and Restated Plan were to (i) increase the number of shares authorized for issuance under the original plan by 3,400,000 shares from 2,200,000 shares to 5,600,000 shares, (ii) clarify that the ratio for the determination of the number of awards used and available under the plan will be proportionately adjusted in the event that shares of the Company’s common stock are changed into or exchanged for a different number or kind of shares, or securities of another company, and (iii) enable the Company’s Management and Compensation Committee to have the discretionary authority to accelerate the vesting period with respect to outstanding awards under circumstances determined by the committee to be appropriate, including the qualifying termination of a participant’s service following a change in control.

A description of the Amended and Restated Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting that was filed with the Securities and Exchange Commission on March 22, 2013 (the “Proxy Statement”) in the section entitled “PROPOSAL NO. 4 Approval of the Amendment and Restatement of our 2011 Long Term Incentive Compensation Plan,” which description is incorporated in its entirety in this Item 5.02 by reference.  The description is qualified in its entirety by reference to the Amended and Restated Plan attached as Appendix A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of TETRA Technologies, Inc. (the “Company”) was held on May 3, 2013.

(b) The following matters were voted upon by the stockholders of the Company at its 2013 Annual Meeting of Stockholders:

(i) Item 1 – the election of nine members to the Company’s Board of Directors;

(ii) Item 2 – the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

(iii) Item 3 – to conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement; and

(iv) Item 4 – to approve the amendment and restatement of the Company’s 2011 Long Term Incentive Compensation Plan.

The proposals are described in detail in the Company’s Proxy Statement. The voting results are as follows:

Item 1 – Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Thomas R. Bates, Jr.	60,481,233	3,430,446	6,831,321
Stuart M. Brightman	62,267,647	1,644,032	6,831,321
Paul D. Coombs	62,119,207	1,792,472	6,831,321
Ralph S. Cunningham	62,141,243	1,770,436	6,831,231
Tom H. Delimitros	59,940,453	3,971,226	6,831,321
Geoffrey M. Hertel	62,058,996	1,852,683	6,831,321
Kenneth P. Mitchell	62,413,994	1,497,685	6,831,321
William D. Sullivan	57,231,184	6,680,495	6,831,321
Kenneth E. White, Jr.	60,282,592	3,629,087	6,831,321

Item 2 – Ratification of Auditors

Votes For	Votes Against	Votes Abstained
70,452,782	262,893	27,325

Item 3 – Advisory Vote to Approve the Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
61,054,034	2,801,210	56,435	6,831,321

Item 4 – Approval of the Amendment and Restatement of the 2011 Long Term Incentive Compensation Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
58,823,543	5,042,167	45,969	6,831,321

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated 2011 Long Term Incentive Compensation Plan.
99.1	Press Release, dated May 8, 2013, issued by TETRA Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: May 8, 2013

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated 2011 Long Term Incentive Compensation Plan.
99.1	Press Release, dated May 8, 2013, issued by TETRA Technologies, Inc.